UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 23, 2020

Commercial Vehicle Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34365	41-1990662
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7800 Walton Parkway, New Albany, Ohio	43054
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 614-289-5360
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(a) Resignation of a Director
Patrick E. Miller, a member of the board of directors of Commercial Vehicle Group, Inc. (the “Company”) resigned from the board of directors effective March 23, 2020.
(b) Resignation of President & Chief Executive Officer
The Company announced that Patrick E. Miller, the Company’s President and Chief Executive Officer, was separated from the Company, effective March 23, 2020.
(c) Appointment of President & Chief Executive Officer
The board of directors of the Company appointed Harold C. Bevis as President and Chief Executive Officer of the Company, effective March 23, 2020. In addition, Mr. Bevis, a director since June 2014, will remain a member of the board of directors of the Company.
Mr. Bevis has 25 years of business leadership experience, 21 years of Director experience, including over 15 years as a CEO. He was a business leader at both GE and Emerson Electric. Most recently, Mr. Bevis was Chairman and CEO of Boxlight Corporation since January 2020 and a Director of Boxlight Corporation since March 2018. From October 2017 to February 2019, Mr. Bevis served as President of OmniMax International. From August 2012 to April 2017, Mr. Bevis served as President, Chief Executive Officer and Director of Xerium Technologies, Inc. Mr. Bevis earned a Master of Business Administration degree from Columbia Business School and a Bachelor of Science degree in Industrial Engineering from Iowa State University.
As part of Mr. Bevis’ appointment as President and Chief Executive Officer, the compensation committee of the board of directors approved compensation for Mr. Bevis, which will consist of a base salary of $500,000, subject to annual review and adjustment, and an annual bonus under the Company’s annual bonus plan as may be in effect from time to time, with a target equal to 100% of base salary, prorated for 2020 based on hire date, and with a guaranteed minimum payout of $375,000 for the 2020 plan year only. The Company also agreed to reimburse Mr. Bevis for documented, reasonable and customary relocation expenses. Mr. Bevis will also receive equity and other long-term incentive awards under any applicable plan adopted by the Company during the term of his employment for which employees are generally eligible and will be eligible to receive annual incentive awards under the Company’s 2014 Equity Incentive Plan, as amended, as outlined in his offer letter attached hereto as Exhibit 10.1. The terms of Mr. Bevis’ employment will be set forth in an employment agreement between Mr. Bevis and the Company.

Item 8.01.	Other Events.
On March 23, 2020, the Company issued a press release announcing the change in President and Chief Executive Officer. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Offer Letter of Harold C. Bevis.
99.1	Press release of the Company dated March 23, 2020 announcing CEO succession.

Forward Looking Statements

This Form 8-K contains forward-looking statements that are subject to risks and uncertainties. These statements often include words such as “believe”, “anticipate”, “plan”, “expect”, “intend”, “will”, “should”, “could”, “would”, “project”, “continue”, “likely”, and similar expressions. In particular, this Form 8-K may contain forward-looking statements about Company expectations for future periods with respect to its plans to improve financial results and enhance the Company, the future of the Company’s end markets, including Class 8 and Class 5-7 North America truck build rates and performance of the global construction equipment business, expected cost savings, the Company’s initiatives to address customer needs, organic growth, the Company’s plans to focus on certain segments and markets and the Company’s financial position or other financial information. These statements are based on certain assumptions that the Company has made in light of its experience as well as its perspective on historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Actual results may differ materially from the anticipated results because of certain risks and uncertainties, including but not limited to: (i) a material weakness in our internal control over financial reporting which could, if not remediated, result in material misstatements in our financial statements; (ii) future financial restatements affecting the company; (iii) general economic or business conditions affecting the markets in which the Company serves; (iv) the Company's ability to develop or successfully introduce new products; (v) risks associated with conducting business in foreign countries and currencies; (vi) increased competition in the medium- and heavy-duty truck markets, construction, agriculture, aftermarket, military, bus and other markets; (vii) the Company’s failure to complete or successfully integrate strategic acquisitions and the impact of such acquisitions on business relationships; (viii) the Company’s ability to recognize synergies from the reorganization of the segments; (ix) the Company’s failure to successfully manage any divestitures; (x) the impact of changes in governmental regulations on the Company's customers or on its business; (xi) the loss of business from a major customer, a collection of smaller customers or the discontinuation of particular commercial vehicle platforms; (xii) the Company’s ability to obtain future financing due to changes in the lending markets or its financial position; (xiii) the Company’s ability to comply with the financial covenants in its debt facilities; (xiv) fluctuation in interest rates or change in the reference interest rate relating to the Company’s debt facilities; (xv) the Company’s ability to realize the benefits of its cost reduction and strategic initiatives and address rising labor and material costs; (xvi) volatility and cyclicality in the commercial vehicle market adversely affecting us; (xvii) the geographic profile of our taxable income and changes in valuation of our deferred tax assets and liabilities impacting our effective tax rate; (xviii) changes to domestic manufacturing initiatives; (xix) implementation of tax or other changes, by the United States or other international jurisdictions, related to products manufactured in one or more jurisdictions where the Company does business (xx) security breaches and other disruptions that could compromise our information systems; (xxi) the impact of disruptions in our supply chain or delivery chains; (xxii) litigation against us; (xxiii) the impact of health epidemics or widespread outbreak of contagious disease; and (xxiv) various other risks as outlined under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for fiscal year ending

December 31, 2019. There can be no assurance that statements made in this Form 8-K relating to future events will be achieved. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by such cautionary statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL VEHICLE GROUP, INC.

March 26, 2020	By:	/s/ Aneezal H. Mohamed
	Name:	Aneezal H. Mohamed
	Title:	General Counsel